EXHIBIT 24.1
                         ANHEUSER-BUSCH COMPANIES, INC.

                               POWER OF ATTORNEY

     Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby appoints August
A. Busch III, W. Randolph Baker, JoBeth G. Brown and William J. Kimmins, and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the proposed registration under said Act pursuant to a Registration Statement on Form S-3 of an additional $700,000,000 principal amount of the debt securities of the Company; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said prior or proposed Registration Statement.

     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of July 24, 1996.

     /s/ August A. Busch III                 /s/ W. Randolph Baker
     -----------------------                 ---------------------
     August A. Busch III                     W. Randolph Baker
     Chairman of the Board                   Vice President and
     and Chief Executive Officer             Chief Financial Officer
     (Principal Executive Officer)           (Principal Financial Officer)

     /s/ John F. Kelly                       /s/ Andrew B. Craig III
     -----------------------                 -----------------------
     John F. Kelly                           Andrew B. Craig III
     Vice President and Controller           Director
     (Principal Accounting Officer)

     /s/ Bernard A. Edison                   /s/ Carlos Fernandez G.
     -----------------------                 ------------------------
     Bernard A. Edison                       Carlos Fernandez G.
     Director                                Director

     /s/ Peter M. Flanigan                   /s/John E. Jacob
     -----------------------                 ------------------------
     Peter M. Flanigan                       John E. Jacob
     Director                                Director

     /s/ Charles F. Knight                   /s/ Vernon R. Loucks, Jr.
     -----------------------                 ------------------------
     Charles F. Knight                       Vernon R. Loucks, Jr.
     Director                                Director

     /s/ Vilma S. Martinez                   /s/ Sybil C. Mobley
     -----------------------                 ------------------------
     Vilma S. Martinez                       Sybil C. Mobley


     Director                                Director

     /s/ James B. Orthwein                   /s/ Andrew C. Taylor
     -----------------------                 ---------------------
     James B. Orthwein                       Andrew C. Taylor
     Director                                Director

     /s/ Douglas A. Warner III               /s/ William H. Webster
     ------------------------                ----------------------
     Douglas A. Warner III                   William H. Webster
     Director                                Director

                         /s/ Edward E. Whitacre, Jr.
                         --------------------------
                         Edward E. Whitacre, Jr.
                         Director